DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2024
DISCONTINUED OPERATIONS
DISCONTINUED OPERATIONS

16.DISCONTINUED OPERATIONS

i.Chirano Discontinued Operations

On August 10, 2022, the Company announced that it had completed the sale of its 90% interest in the Chirano mine in Ghana to Asante Gold Corporation (“Asante”) for total consideration of $225.0 million in cash and shares. In accordance with the sale agreement, which was amended on February 10, 2023, the Company received $60.0 million in cash and 34,962,584 Asante shares on closing, and the remaining cash consideration of $128.8 million was to be received over the two-year period subsequent to closing. The total deferred consideration is secured through pledges by Asante of equity interests in certain acquired entities holding an indirect interest in the Chirano mine. The Company’s Chirano operations were classified as discontinued operations in 2022.

During the year ended December 31, 2024, the Company received $10.0 million (year ended December 31, 2023 - $5.0 million) in respect of the deferred payment consideration, which was recognized as net cash flow in discontinued operations from investing activities. As at December 31, 2024, the fair value of the remaining deferred payment consideration is $100.0 million (December 31, 2023 - $107.9 million) and is classified as a current receivable. See Note 6ii.

ii.Russian Discontinued Operations

On June 15, 2022, the Company announced that it had completed the sale of its Russian operations to the Highland Gold Mining group of companies for total cash consideration of $340.0 million, of which $300.0 million was received on closing and the remaining $40.0 million was received during the second quarter of 2023 and recognized as net cash flow in discontinued operations from investing activities.